UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of registrant as specified in charter)

715 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
715 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2020

Date of reporting period:  May 31, 2020

Item 1. Reports to Stockholders.

Annual Report
May 31, 2020

Trading Symbol: IMANX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S.  Securities and Exchange Commission, paper copies of the Fund’s shareholder  reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.investaaa.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-FUNDS-85 (1-888-386-3785).

You may elect to receive all future reports in paper free of charge. If you invest  through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-888-FUNDS-85 (1-888-386-3785) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds that you hold through the financial intermediary, or directly with the Iman Fund.

IMAN FUND

July 21, 2020

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

We at Iman Fund hope that you and your family are safe and healthy with vibrant spirit and high Iman.

The outbreak of a new coronavirus in early 2020 became a public health emergency that had a profound impact on world’s financial markets. It shook the global economy and reduced the outlook for corporate earnings. On March 11, the World Health Organization (WHO) proclaimed the COVID-19 outbreak a pandemic, with a considerable risk of further global spread.

In the weeks that followed, the crisis worsened, with wide social and economic consequences stemming from the virus and the necessary containment measures. Such measures included restricting or closing many businesses, travel and border restraints, quarantines, and limiting large and even small gatherings. These measures led to lower consumer activity, decreased demand for many products and services, disruptions in manufacturing and supply chains, high unemployment, and broad contraction in economic activity leading to volatility and severe decline in stock markets worldwide. Governments, and central banks around the world including in the United States, took unprecedented actions to sustain consumer spending, help continuation of businesses, and preserve the broader economy which helped mitigate disruption to the financial system.

The impact on financial markets and the economy remains highly uncertain.  U.S. stocks as measured by the S&P 500 entered bear-market territory less than a month after hitting an all-time high. The longest-running bull market in American history came to an unceremonious end. February of 2020 witnessed a stock market decline of 8.23%, as many investors moved to safer asset classes. The downtrend continued in March with a 12.35% decrease, causing the market to sustain its worst quarter since the year 2008. A historically rapid and expansive unprecedented U.S. monetary/fiscal-policy response helped mitigate the most acute near-term liquidity issues and provided a partial offset to the economic disruption. Thus, April witnessed the highest monthly gain in the stock market (+12.82%) since 1991, boosted by improving coronavirus trends, plans for reopening the economy, and hopes for progress on potential treatments.

The Iman Fund was affected by its position in energy stocks which fell hard along with the price of crude oil. Our industrial stocks also lagged while the Fund was assisted by its position in the technology and health care sectors which performed better. The Fund’s position in Microsoft and Apple helped but not all technology stocks performed well. For example, cloud-based human resources software company Workday was a disappointment.

More importantly, however, in order to protect investors’ assets from further decline the Fund moved in late March, (just before the big rally) into a defensive position, sold many stocks and raised a considerable amount of cash. Surprisingly and defying many odds, the stock market then had its strongest rally in its history. The Fund participated in this surge, but its performance was blunted by the high cash position.

The stock market continued to recover building on April’s momentum with the S&P 500 gaining 4.8% in May, as investors looked beyond near-term economic concerns. Simultaneously, countries around the world began reopening their economies, as decline in new COVID-19 cases encouraged state governors to ease lockdown restrictions. All 50 states took steps to reopen businesses and government agencies after months of closure. More than 100 COVID-19 vaccines are in development worldwide, and human clinical trials have begun for at least eight of the vaccine candidates with initial promising results. Hopes for an early vaccine helped bolster the market rally.

Widespread protests and civil unrest following the death of George Floyd in custody by police in Minneapolis drove protesters to the streets with cries for social justice across hundreds of cities in the U.S. and abroad.  The unconvincing Federal government’s response to the protests dampened consumer confidence and heightened anxiety, threatening to forestall any immediate economic recovery.

Meanwhile, government stimulus efforts continued. In May, Japan approved a set of measures to boost the economy totaling ¥117 trillion yen ($1.1 trillion). The new package brings Japan’s total COVID-19 stimulus spending to ¥234 trillion yen ($2.2 trillion). Similarly, the European Union announced plans for €750 billion ($824 billion) COVID-19 stimulus effort and €1.1 trillion ($1.2 trillion) budget over the next seven years.

The S&P 500 closed the second quarter with its largest percentage gain since the fourth quarter of 1998, though the difficult first quarter weighed on heavily resulting in a year-to-date performance of minus 3.1%.  At the end of June, most broad equity indexes remained in negative territory for the year, with the notable exception of the tech-heavy NASDAQ.

IMAN FUND

The U.S. added 4.8 million nonfarm jobs in June, lowering the unemployment rate from 13.3% to 11.1%. Nevertheless, 12 million net jobs have been lost in the U.S since February. Evidence suggests that erratic reopening from coronavirus lockdowns in some states has increased the rate of new COVID-19 infections, generating a reassessment of reopening. Some states and cities are changing their plans and restoring restrictions amid a rapid increase in coronavirus infections.

Returning to pre-COVID-19 economic output may take several years, but investors appear to have confidence in the swift and unprecedented fiscal and monetary policy response from the world’s central banks and governments. According to the International Monetary Fund (IMF), global fiscal support has totaled nine trillion dollars. In the U.S., the key fiscal policy response totaled approximately three trillion dollars, or 14% of 2019 GDP. U.S. monetary policy has also been swift. Notably, the Federal Reserve (Fed) lowered interest rates to near zero and increased the assets on its balance sheet to $7 trillion by deploying a quantitative easing (Q.E.) program. The Fed has also provided liquidity to overnight and repo markets and intervened directly in corporate credit markets—all to “support the economy and the flow of credit to U.S. households and businesses.”

At this critical time, we will continue to adhere to our valuation discipline which historically has served us well. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and strong companies that are temporarily out of favor.  In order to identify the most favorable areas to invest in, we focus (among other things) on companies with a dominant competitive position, customer loyalty, proven marketing ability, long-term growth, positive capital stewardship, franchise value, and intellectual capital.

At the Iman Fund we take our mission of providing investors the best opportunity of investment success while adhering to Islamic principles very seriously.  Our work is grounded in maintaining perspective, long term discipline, and vigilance. We thank you for entrusting your assets to us and for giving us the opportunity to help you reach your financial goals in the years to come.

Very Truly Yours,

Bassam Osman, President

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Adviser as of July 2020, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Adviser believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions. Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The benchmark for the Fund is the Dow Jones Islamic Market World Index. The Dow Jones Islamic Market World Index measures the global universe of investable equities considered by Dow Jones to be in compliance with Islamic principles. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. NASDAQ is a global electronic marketplace for buying and selling securities. The term, “Nasdaq,” is also used to refer to the Nasdaq Composite, an index of more than 3,000 stocks listed on the Nasdaq exchange. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2020 (Unaudited)

As a shareholder of the Iman Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/2019 - 5/31/2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services), the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/19	5/31/20	12/1/19 - 5/31/20*
Actual	$1,000.00	$ 912.20	$6.50
Hypothetical (5% return before expenses)	1,000.00	1,018.20	6.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2020 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2010 to May 31, 2020
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2010 and held through May 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure stock markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

	Six	One	Five	Ten
Average Annual Total Return as of May 31, 2020	Months	Year	Years	Years
Iman Fund	-8.79%	2.50%	9.52%	11.69%
Dow Jones Islamic Market World Index*	3.14%	18.03%	8.93%	10.48%

*
The Dow Jones Islamic Market World Index is a compilation of 56 country-level benchmark indexes considered by Dow Jones to be in compliance with Islamic principles. The index provides a definitive standard for measuring stock market performance for Islamic investors on a global basis, in accordance with Dow Jones Indexes’ established index methodology.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2020
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 58.4%

	BASIC CHEMICAL MANUFACTURING - 1.8%
8,700	Air Products & Chemicals, Inc.	$2,102,355

	BUSINESS SUPPORT SERVICES - 1.0%
2,250	Atlassian Corp PLC - Class A (a)(b)	416,925
48,900	Farfetch Ltd. - Class A (a)(b)	677,754
		1,094,679

	CABLE & OTHER SUBSCRIPTION PROGRAMMING - 0.8%
6,900	Liberty Broadband Corp. (a)	942,678

	CLOTHING STORES - 2.3%
19,200	Ross Stores, Inc. - Class C	1,861,632
15,600	The TJX Companies, Inc.	823,056
		2,684,688

	COMPUTER SYSTEMS DESIGN & RELATED SERVICES - 4.8%
5,585	EPAM Systems, Inc. (a)	1,288,125
6,300	Jack Henry & Associates, Inc.	1,139,418
6,035	Okta, Inc. (a)	1,180,325
4,840	ServiceNow, Inc. (a)	1,877,581
		5,485,449

	CUT & SEW APPAREL MANUFACTURING - 1.9%
7,105	Lululemon Athletica, Inc. (a)	2,132,175

	DATA PROCESSING, HOSTING, & RELATED SERVICES - 0.9%
14,300	Ceridian HCM Holding, Inc. (a)	984,841

	EMPLOYMENT SERVICES - 0.6%
14,000	Robert Half International, Inc.	710,360

	FOOTWEAR MANUFACTURING - 0.9%
10,470	NIKE, Inc. - Class B	1,032,133

	INDUSTRIAL MACHINERY MANUFACTURING - 1.3%
4,600	ASML Holding NV - ADR (b)	1,515,746

	MACHINERY, EQUIPMENT, & SUPPLIES MERCHANT WHOLESALERS - 1.0%
28,000	Fastenal Co.	1,155,280

	MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING - 2.2%
2,925	DexCom, Inc. (a)	1,106,557
2,420	Intuitive Surgical, Inc. (a)	1,403,672
		2,510,229

	MISCELLANEOUS DURABLE GOODS MERCHANT WHOLESALERS - 1.2%
5,335	Pool Corp.	1,435,222

	MOTOR VEHICLE AND MOTOR VEHICLE PARTS
	& SUPPLIES MERCHANT WHOLESALERS - 1.0%
12,700	Copart, Inc. (a)	1,135,253

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2020
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 58.4% (Continued)

	NAVIGATIONAL, MEASURING, ELECTROMEDICAL,
	& CONTROL INSTRUMENTS MANUFACTURING - 0.8%
2,985	IDEXX Laboratories, Inc. (a)	$922,007

	OTHER GENERAL PURPOSE MACHINERY MANUFACTURING - 2.5%
6,250	IDEX Corp.	996,063
2,350	Mettler-Toledo International, Inc. (a)	1,868,250
		2,864,313

	OTHER INFORMATION SERVICES - 2.7%
395	CoStar Group, Inc. (a)	259,436
11,360	Facebook, Inc. - Class A (a)	2,557,022
17,400	Pinterest, Inc. - Class A (a)	353,046
		3,169,504

	OTHER MISCELLANEOUS STORE RETAILERS - 0.7%
18,600	Chewy, Inc. - Class A (a)	826,584

	OTHER SCHOOLS & INSTRUCTION - 2.2%
45,800	TAL Education Group - ADR (a)(b)	2,585,868

	OTHER TELECOMMUNICATIONS - 1.5%
3,700	ResMed, Inc.	595,034
6,200	Zoom Video Communications, Inc. - Class A (a)	1,112,776
		1,707,810

	PHARMACEUTICAL & MEDICINE MANUFACTURING - 4.0%
2,320	Bio-Techne Corp.	614,336
2,205	Illumina, Inc. (a)	800,525
15,000	Johnson & Johnson	2,231,250
2,700	Vertex Pharmaceuticals, Inc. (a)	777,492
1,130	West Pharmaceutical Services, Inc.	244,125
		4,667,728

	SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES - 0.8%
5,250	ICON PLC (a)(b)	884,363

	SEMICONDUCTOR & OTHER ELECTRONIC
	COMPONENT MANUFACTURING - 5.0%
10,000	Advanced Micro Devices, Inc. (a)	538,000
1,980	Alphabet, Inc. - Class A (a)	2,838,370
19,200	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (b)	966,336
11,560	Texas Instruments, Inc.	1,372,634
		5,715,340

	SERVICES TO BUILDINGS AND DWELLINGS - 0.3%
9,100	Rollins, Inc.	380,380

	SOFTWARE PUBLISHERS - 16.2%
5,000	Adobe, Inc. (a)	1,933,000
7,945	ANSYS, Inc. (a)	2,248,435
9,940	Cadence Design Systems, Inc. (a)	907,422
1,600	Coupa Software, Inc. (a)	364,016
2,845	HubSpot, Inc. (a)	568,829

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2020
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 58.4% (Continued)

	SOFTWARE PUBLISHERS - 16.2% (Continued)
3,055	Intuit, Inc.	$886,928
21,140	Microsoft Corp.	3,873,905
9,920	Salesforce.com, Inc. (a)	1,733,917
2,630	Shopify, Inc. - Class A (a)(b)	1,993,014
59,500	Slack Technologies, Inc. - Class A (a)	2,085,475
3,600	Twilio, Inc. - Class A (a)	711,360
6,300	Veeva Systems, Inc. - Class A (a)	1,378,881
		18,685,182
	TOTAL COMMON STOCKS (Cost $53,786,200)	67,330,167

REAL ESTATE INVESTMENT TRUST (REIT) - 0.8%

	LESSORS OF REAL ESTATE - 0.8%
4,480	Public Storage	908,275
	TOTAL REIT (Cost $1,027,482)	908,275
	Total Investments (Cost ($54,813,682) - 59.2%	68,238,442
	Other Assets in Excess of Liabilities - 40.8%	47,106,309
	TOTAL NET ASSETS - 100.0%	$115,344,751

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non Income Producing
(b)	Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2020

Assets:
Investments, at value (cost $54,813,682)	$68,238,442
Cash	47,251,755
Receivable for investments sold	1,201,885
Receivable for capital shares sold	21,652
Dividends receivable	60,833
Other assets	28,366
Total Assets	116,802,933

Liabilities:
Payable for investments purchased	1,135,530
Payable for capital shares redeemed	12
Payable to Adviser (Note 3)	179,897
Payable for professional fees	32,474
Payable for Trustee fees	10,493
Accrued expenses and other liabilities	99,776
Total Liabilities	1,458,182
Net Assets	$115,344,751

Net assets consist of:
Paid-in capital	$105,965,482
Total distributable earnings	9,379,269
Net Assets	$115,344,751

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	9,914,568
Net asset value, redemption price and offering price per share	$11.63

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2020

Investment income:
Dividend income (Net of foreign withholding tax of $22,264)	$1,144,946
Total investment income	1,144,946

Expenses:
Advisory fees (Note 3)	1,235,185
Administration fees	134,466
Transfer agent fees and expenses	90,073
Legal fees	48,779
Fund accounting fees	41,741
Federal and state registration fees	30,850
Trustees’ fees and related expenses	19,420
Custody fees	16,238
Audit fees	13,497
Reports to shareholders	12,096
Other expenses	2,844
Total expenses	1,645,189
Net investment loss	(500,243)

Realized and unrealized gain on investments:
Net realized gain from security transactions	745,278
Change in net unrealized appreciation/depreciation on investments	1,874,544
Realized and unrealized gain on investments	2,619,822
Net increase in net assets from operations	$2,119,579

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
From operations:
Net investment loss	$(500,243)	$(538,124)
Net realized gain on investments	745,278	14,083,786
Change in net unrealized appreciation/depreciation on investments	1,874,544	(10,834,211)
Net increase in net assets from operations	2,119,579	2,711,451

Net decrease in net assets resulting from distributions paid	(14,823,076)	(10,544,244)

From capital share transactions:
Proceeds from sale of shares	14,818,838	18,456,922
Net asset value of shares issued in reinvestment of distributions to shareholders	14,681,213	10,415,127
Payments for shares redeemed	(16,312,590)	(15,064,066)
Net increase in net assets from capital share transactions	13,187,461	13,807,983

Total increase in net assets	483,964	5,975,190

Net assets:
Beginning of year	114,860,787	108,885,597
End of year	$115,344,751	$114,860,787

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended May 31,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$12.76	$13.96	$12.72	$11.15		$11.40

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.05)	(0.06)	(0.05)	0.03		0.00 (2)
Net realized and unrealized gain on investments	0.56	0.21	2.44	2.42		0.22
Total from investment operations	0.51	0.15	2.39	2.45		0.22

Less distributions paid:
From net investment income	—	—	(0.04)	(0.00	)(2)	—
From net realized gain on investments	(1.64)	(1.35)	(1.11)	(0.88)		(0.47)
Total distributions paid	(1.64)	(1.35)	(1.15)	(0.88)		(0.47)

Net asset value, end of year	$11.63	$12.76	$13.96	$12.72		$11.15

Total return	2.50%	2.72%	19.25%	23.06%		1.99%

Net assets at end of year (000’s)	$115,345	$114,861	$108,886	$83,581		$61,067

Ratio of expenses to average net assets	1.33%	1.34%	1.33%	1.35%		1.39%

Ratio of net investment income
(loss) to average net assets	(0.40)%	(0.48)%	(0.39)%	0.33%		0.03%

Portfolio turnover rate	95.35%	89.4%	71.6%	74.7%		70.6%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.
(2)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2020

1.	Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc. (the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose prices the Fund’s Adviser anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Adviser in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the period ended May 31, 2020.

•
Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees.  The Fund did not hold any such securities during the year ended May 31, 2020.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2020

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical securities the Fund has the ability to access.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2020

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,330,167	$—	$—	$67,330,167
REIT	908,275	—	—	908,275
Total*	$68,238,442	$—	$—	$68,238,442

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2017 through May 31, 2020.

As of May 31, 2020, the tax cost of investments and the components of distributable earnings on a tax basis were as follows:

Cost of investments	$54,992,856
Gross tax unrealized appreciation	$14,056,880
Gross tax unrealized depreciation	(811,294)
Net tax unrealized appreciation	13,245,586
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated losses	(3,866,317)
Total distributable earnings	$9,379,269

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses relating to wash sale transactions.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended May 31, 2020, the Fund deferred, on a tax basis, ordinary late year losses of $316,593, and post-October capital losses of $3,549,724.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2020

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
Ordinary income	$280,469	$1,795,766
Long-term capital gains	$14,542,607	$8,748,478

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book to tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund. There were no such reclassifications for the fiscal year ended May 31, 2020.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Recent Accounting Pronouncement: In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework. The impact of adoption was not material to the overall presentation of the financial statements.

COVID-19: The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

3.	Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

For the year ended May 31, 2020, the Fund had advisory expenses of $1,235,185 and as of May 31, 2020, the Fund had $179,897 payable to the Adviser.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Adviser.

4.	Capital Share Transactions

Capital share transactions of the Fund for the year ended May 31, 2020, were as follows:

	Amount	Shares
Shares sold	$14,818,838	1,145,716
Shares reinvested	14,681,213	1,113,056
Shares redeemed	(16,312,590)	(1,342,427)
Net Increase	$13,187,461	916,345

Shares Outstanding
Beginning of year		8,998,223
End of year		9,914,568

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2020

Capital share transactions of the Fund for the year ended May 31, 2019, were as follows:

	Amount	Shares
Shares sold	$18,456,922	1,388,921
Shares reinvested	10,415,127	958,153
Shares redeemed	(15,064,066)	(1,146,273)
Net Increase	$13,807,983	1,200,801

Shares Outstanding
Beginning of year		7,797,422
End of year		8,998,223

5.	Securities Transactions

During the year ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $105,664,949 and $154,221,903, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 (“1940 Act”). As of May 31, 2020, the North American Islamic Trust (“NAIT”) held 42.85% of the Fund. NAIT is the parent company of the Adviser.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Iman Fund and
Board of Trustees of Allied Asset Advisors Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Allied Asset Advisors Funds comprising Iman Fund (the “Fund”) as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted out audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Chicago, Illinois
July 29, 2020

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Adviser”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement. The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests. Based on its evaluation of the information provided, the Board, at a meeting held March 9, 2020, approved continuation of the investment advisory contract for a period through June 30, 2021.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services

The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.  Investment Performance of the Fund and the Adviser

In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 1,300 U.S. large cap growth mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for the one-, three-, five- and ten-year periods ended February 29, 2020.  The Board also compared the Fund’s performance for the three-month, six-month and one-, three-, five- and ten-year periods ended February 29, 2020 with that of several benchmark indices:  the Dow Jones Islamic Market US Index/Dow Jones Islamic Market World Index blended index (the “Blended Index”), the Dow Jones Islamic Market US Index (the “IMUS”), the Dow Jones Islamic Market World Index (the “DJIM”) and the Russell 3000 Growth Index (the “RAG”). In addition, the Board also compared the Fund’s performance for the three-month and one-, three-, five- and ten-year periods ended February 29, 2020 with five other mutual funds that follow Islamic principles.

The Board considered that the Fund had outperformed the Blended Index, the IMUS and the DJIM for the three-month, 3-year, 5-year and 10-year periods ended February 29, 2020.  The Board also considered that the Fund had outperformed the RAG for the three-month and three-year periods then ended.

The Board considered that the Fund had outperformed all of the Islamic principles peer funds for all but the six-month period ended February 29, 2020, with the exception of one of the funds for each the one-year, three-year, five-year and ten-year period ended February 29, 2020.

The board also considered that the Fund had underperformed all of its benchmarks and peer funds for the six-month period ended February 29, 2020.

The Board also reviewed the Fund’s performance against its peer universe, noting that the Fund outperformed its peer universe median for the three-year and five-year periods, while underperforming its peer universe median for the one-year and ten-year periods ended February 29, 2020.  The Board then discussed the principal reasons for the Fund’s underperformance and outperformance in various periods.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Adviser

The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds and were higher than the peer group median reported by Morningstar.  The Board also noted that the Fund’s net expense ratio, as a percentage of net assets, was in the fourth quartile of comparable funds and was higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board noted, also, that the costs included those associated with Rule 12b-1 expenses that the Adviser had paid on behalf of the Fund, since the Fund did not have a Rule 12b-1 Plan.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

The Board also considered the financial condition of the Adviser, which was operating at a loss.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale

The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Adviser was operating at a loss, a discussion of economies of scale was not applicable with respect to the management fee received by the Adviser.

5.  Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser from its relationship with the Fund.  The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. Each trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc. 715 Enterprise Drive, Suite 100, Oak Brook, IL 60523.

Other
	Position/Term			Directorships
	of Office and			Held by Trustee
Name, Year of	Length of Time	Principal Occupations	No. of Funds	During the Past
Birth and Address	Served Complex	During the Past Five Years	in Overseen	Five Years
Independent Trustees
Abdalla Idris Ali	Independent Trustee,	2017 to present – Senior Community and	1	None
Year of birth: 1949	indefinite term,	Religious Advisor of “ISNA Canada”
715 Enterprise Drive	since 2000	2011 to 2017 – Secretary General
Oak Brook, IL 60523		of “ISNA Canada.”
Mohammed Kaiseruddin	Independent Trustee,	Retired. 1973 to 2017 –	1	None
Year of birth: 1944	indefinite term,	Nuclear Engineer,
715 Enterprise Drive	since 2000;	Sargent & Lundy.
Oak Brook, IL 60523	Chairperson since 2006
Muhammad M. Kudaimi	Independent Trustee,	1988 to present –	1	None
Year of birth: 1956	indefinite term,	Medical Doctor.
715 Enterprise Drive	since 2009
Oak Brook, IL 60523
Interested Trustee
Bassam Osman(1)(2)	Trustee,	1980 to present – Medical Doctor;	1	None
Year of birth: 1950	indefinite term,	2000 to present – Portfolio
715 Enterprise Drive	since 2000	Manager to the Fund.
Oak Brook, IL 60523
Officers
Bassam Osman(1)(2)	President	(See Above.)	1	N/A
Year of birth: 1950	since 2000
715 Enterprise Drive
Oak Brook, IL 60523
Mohammad Basheeruddin	Treasurer	2001 to present –	1	N/A
Year of birth: 1950	since 2003	Accounting Manager, North
715 Enterprise Drive		American Islamic Trust (NAIT).
Oak Brook, IL 60523
Azam Nizamuddin	Chief Compliance	General Counsel and Deputy	1	N/A
Year of birth: 1967	Officer	Executive Director of NAIT
715 Enterprise Drive	since 2015	since April, 2015; 1998 to 2015 –
Oak Brook, IL 60523		Attorney in Private Practice.
Salah Obeidallah(2)	Secretary	Executive Director of NAIT	1	N/A
Year of birth: 1956	since 2015	since March, 2015;
715 Enterprise Drive		President of Allied Asset
Oak Brook, IL 60523		Advisors since June, 2015;

(1)	This Trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser.
(2)	Dr. Osman serves on the Board of Trustees of NAIT, which is an affiliate of the Fund.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited), (Continued)

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended May 31, 2020 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2020, 100% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2020, 0.00% of the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund is in the process of establishing a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Trustees will approve the designation of the Program Administrator to oversee the LRMP.

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the Fund’s prospectuses for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2020

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”).

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
Chicago, Illinois

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bank Global Fund Services
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Latham & Watkins LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Quasar Distributors, LLC is the Distributor for the Fund.

Investment Advisor
AAA
Allied Asset Advisors, Inc.
715 Enterprise Drive
Oak Brook, IL 60523
(630) 789-0453
1-877-417-6161

www.investaaa.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2020	FYE 5/31/2019
Audit Fees	13,750	13,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2020	FYE 5/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2020	FYE 5/31/2019
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By /s/ Bassam Osman
  Bassam Osman, President

Date   August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Bassam Osman
  Bassam Osman, President

Date   August 7, 2020

By /s/ Mohammad Basheeruddin
  Mohammad Basheeruddin, Treasurer

Date   August 7, 2020